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                                                                Exhibit 10.1


                               AMENDMENT NO. 2 TO
                              EMPLOYMENT AGREEMENT
                              --------------------



     This Amendment No. 2 (this "Amendment") is made and entered into as of the 1st day of January, 1997 by and between First Enterprise Financial Group, Inc., an Illinois corporation (hereinafter referred to as the "Company") and Michael
P. Harrington (hereinafter referred to as "Employee").

     WHEREAS, the parties previously entered into an Employment Agreement dated as of December 31, 1994, as amended by Amendment No. 1 to Employment Agreement dated as of December 31, 1994 (the "Agreement");

     WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Paragraph 4(b) of the Agreement is hereby amended and restated in its entirety as follows:

      "an annual incentive compensation award in an amount equal to one percent (1%) of the consolidated pretax net income of the Company

      ("Annual Incentive Compensation Award").  The Annual Incentive

      Compensation Award shall be: (i) computed without regard to

      Employee's annual incentive compensation payable hereunder and without regard to any annual incentive compensation payable to each other employee of the Company who receives a percentage of the consolidated pretax net income of the Company pursuant to an individual employment contract, (ii) determined by the firm of independent accountants then in the employ of the

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      Company; and (iii) paid within thirty (30) days after the determination of such Annual Incentive Compensation Award;"

     2. The Agreement as amended hereby is ratified, approved and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 the day and year first above written.

                                           FIRST ENTERPRISE FINANCIAL GROUP,
                                           INC., an Illinois corporation


                                           By:
                                              -------------------------------
                                           Its:
                                               ------------------------------



                                            ---------------------------------
                                            Michael P. Harrington